SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 5, 2009

DYNEGY INC.

DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

This report on Form 8-K includes the combined filing of Dynegy Inc. (“Dynegy”) and Dynegy Holdings Inc. (“DHI”).  Unless the context indicates otherwise, throughout this Current Report on Form 8-K, the terms “the Company”, “we”, “us”, “our” and “ours” are used to refer to both Dynegy and DHI and their direct and indirect subsidiaries.  Discussions or areas of this report that apply only to Dynegy or DHI are clearly noted in such discussions or areas.

On August 9, 2009, we entered into a purchase and sale agreement with LS Power Partners, L.P. and certain of its affiliates (collectively, “LS Power”) pursuant to which we agreed to (i) sell our interests in: Dynegy Arlington Valley, LLC; Griffith Energy LLC; Bridgeport Energy LLC; Rocky Road Power, LLC; Tilton Energy LLC; Riverside Generating Company, L.L.C.; Bluegrass Generation Company, L.L.C.; Renaissance Power, L.L.C.; Sandy Creek Services, LLC; and Dynegy Sandy Creek Holdings, LLC, and (ii) issue to Adio Bond, LLC, an affiliate of LS Power, $235 million aggregate principal amount of DHI 7.50 percent senior unsecured notes due 2015.  In exchange for the ownership interests and notes, we will receive at closing, assuming all necessary closing conditions are satisfied or waived, (i) approximately $1.025 billion in cash (consisting, in part, of the release of $175 million of restricted cash on our unaudited condensed consolidated balance sheets that was used to support our funding commitment to Sandy Creek and approximately $200 million for the unsecured notes), subject to working capital adjustments, and (ii) 245 million shares of Dynegy’s Class B common stock (currently held by LS Power), with the remaining 95 million shares of Dynegy’s Class B common stock held by LS Power to be converted at closing to the same number of shares of Dynegy’s Class A common stock (the “LS Power Transaction”).

In connection with the signing of the purchase and sale agreement with LS Power on August 9, 2009, our Arlington Valley and Griffith power generation assets (collectively, the “Arizona power generation facilities”) and our Bluegrass power generation facility met the requirements for classification as discontinued operations.  Accordingly, the results of operations for these facilities have been reclassified as discontinued operations for all periods presented.  The Renaissance, Tilton, Riverside/Foothills, Rocky Road and Bridgeport power generation facilities did not meet the requirements for classification as discontinued operations, based on our continuing presence in the markets where these assets are located.  Please read Note 2—Dispositions and Discontinued Operations—Dispositions—LS Power Transaction in our Quarterly Report on Form 10-Q for the period ended September 30, 2009 for further information.

Accordingly, as a result of the pending LS Power Transaction, we are revising and including as Exhibits 99.1 through 99.3 in this Current Report on Form 8-K the following items to present the Arizona and Bluegrass power generation facilities as discontinued operations for all periods presented therein:

•
Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis, and Item 8. Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009, as supplemented on our Current Report on Form 8-K, filed on September 28, 2009 (filed hereto as Exhibit 99.1);

•
Part I. Item 1. Financial Statements, and Part I. Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed on May 7, 2009 (filed hereto as Exhibit 99.2); and

•
Part I. Item 1. Financial Statements, and Part I. Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed on August 10, 2009 (filed hereto as Exhibit 99.3).

It should be noted that Dynegy’s net income (loss) attributable to Dynegy Inc., or DHI’s net income (loss) attributable to Dynegy Holdings Inc., was not impacted by the reclassification of our operations with respect to the Arizona and Bluegrass power generation facilities to discontinued operations.

In order to preserve the nature and character of the disclosures set forth in our periodic reports as originally filed, no attempt has been made in this Current Report on Form 8-K, and it should not be read, to modify or update disclosures as presented, to reflect events or occurrences after the dates of the original filings except for matters relating specifically to the presentation of discontinued operations described above and except to note disclosures of certain significant subsequent events in the corresponding filings’ financial statements subsequent events footnotes.  Therefore, this Current Report on Form 8-K should be read in conjunction with the portions of the 2008 Form 10-K, as previously supplemented, and Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2009 and June 30, 2009 that have not been recast herein, our Quarterly Report filed for the quarter ended September 30, 2009 and our Current Reports on Form 8-K and any amendments thereto filed since our 2008 Form 10-K.

Certain statements in this Current Report on Form 8-K and the exhibits attached hereto are intended as “forward looking statements.” These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly the statements related to: the timing, terms, or success of the pending transaction with LS Power; the use of any proceeds from the transaction with LS Power; any future financial performance or tax liability as a result of the LS Power transaction; and any additional impairments and charges as a result of such pending transaction. Dynegy cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. Specifically, Dynegy cautions that: the transaction may not occur according to the timeline described, if at all, for various reasons including the failure to achieve necessary closing conditions and Dynegy’s financial performance could be dramatically different at the conclusion of the transaction. Dynegy expressly disclaims any obligation to update any forward-looking statements contained in this Current Report on Form 8-K to reflect events or circumstances that may arise after the date of this release, except as otherwise required by applicable law. More information about the risks and uncertainties relating to these forward-looking statements are found in Dynegy’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2008, as supplemented on Form 8-K filed on September 28, 2009, and its Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, all of which are available free of charge on Dynegy’s website, in the Investor Relations section, at www.dynegy.com.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

23.1	Consent of Ernst and Young LLP (Dynegy)

23.2	Consent of PricewaterhouseCoopers LLP (Dynegy)

23.3	Consent of Ernst and Young LLP (DHI)

23.4	Consent of PricewaterhouseCoopers LLP (DHI)

99.1	Annual Report on Form 10-K for the Period Ended December 31, 2008

99.2	Quarterly Report on Form 10-Q for the Period Ended March 31, 2009

99.3	Quarterly Report on Form 10-Q for the Period Ended June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: November 5, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: November 5, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

23.1	Consent of Ernst and Young LLP (Dynegy)

23.2	Consent of PricewaterhouseCoopers LLP (Dynegy)

23.3	Consent of Ernst and Young LLP (DHI)

23.4	Consent of PricewaterhouseCoopers LLP (DHI)

99.1	Annual Report on Form 10-K for the Period Ended December 31, 2008

99.2	Quarterly Report on Form 10-Q for the Period Ended March 31, 2009

99.3	Quarterly Report on Form 10-Q for the Period Ended June 30, 2009